United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 31, 2022

Date of Report (Date of earliest event reported)

GUSHEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55666	47-3413138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 513, 5th Floor, No. 5 Haiying Road Fengtai District, Beijing, China	100070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-139-4977-8662

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2022, the Board of Directors (the “Board”) of Gushen, Inc. (“Gushen” or the “Company”) approved the entry by the Company into several service provider collaboration agreements (the “Collaboration Agreements”, each a “Collaboration Agreement”) with Beijing Zhuoxun Century Culture Communication Co., Ltd. (“Zhuoxun Beijing”), an entity incorporated in the People’s Republic of China (“PRC”) and several service providers (the “Service Providers”, each a “Service Provider”), under which the Service Providers will provide certain sales, marketing and promotion services for Zhuoxun Beijing across different regions of China, in exchange for certain monetary and securities compensation.

As previously disclosed in the Company’s Annual Report on Form 10-K filed on January 13, 2022, the Company completed a share exchange with Dyckmanst Limited, a British Virgin Islands company (“Dyckmanst Limited”) on July 30, 2021. As a result, the Company has assumed the business of Dyckmanst Limited. Through certain overseas subsidiaries and contractual arrangements, the Company is able to consolidate the financial results of Zhuoxun Beijing and its subsidiaries in accordance with US GAAP as the primary beneficiary.

The Service Providers include Luohe Jiusheng Education Technology Co., Ltd., Zhumadian Yixun Education Information Consulting Co., Ltd., Luohe Zhengxun Education Technology Co., Ltd., Xiamen Maishuxiu Education Consulting Co., Ltd., Jincheng Outstanding Culture Media Co., Ltd., Wuyang Rongxing Culture Communication Co., Ltd., Zhengzhou Dingxun Culture Communication Co., Ltd., Sanmenxia Lingxun Culture Communication Co., Ltd., Xinxiang Chengxun Network Technology Co., Ltd., Luoyang Zhengxun Culture Communication Co., Ltd., Wuyang County Zhixue Culture Technology Co., Ltd., Henan Zhuoxun Culture Communication Co., Ltd.. Each of these Service Providers is an independent company incorporated in the PRC and has no affiliation with either the Company, Zhuoxun Beijing, or any of the Company’s or Zhuoxun Beijing’s subsidiaries and affiliates.

The substance of each Collaboration Agreement is identical, with the exceptions that the name of the Service Provider in each Collaboration Agreement and the defined Service Region (defined below) for each Service Provider are different.

Pursuant to the terms of each Collaboration Agreement, each Service Provider shall: (i) provide marketing promotions for Zhuoxun Beijing’s products and services, including Zhuoxun Beijing’s family education online and offline training courses, mobile applications and anti-addiction mobile devices; (ii) collaborate with Zhuoxun Beijing to solicit and facilitate sales of such products and services; (iii) provide logistic support for organizing offline training lectures and courses; and (iv) coordinate customer services with Zhuoxun Beijing. Each Service Provider is only authorized to conduct such activities provided in each Collaboration Agreement in a prescribed region in the PRC (usually limited to particular cities, counties or administrative subdivisions of a particular province) (each a “Service Region”). In exchange for its services under each Collaboration Agreement, each Service Provider will receive 60% of all revenues (the “Revenues”) generated under the Collaboration Agreement within each Service Region.

In addition, the Collaboration Agreement provides for an assessment period (the “Assessment Period”) between August 1, 2022 and July 31, 2023, during which the Revenues generated by each Service Provider will be ranked by Zhuoxun Beijing. At the end of the Assessment Period, those Service Providers whose Revenues rank among the top 10 of all Service Providers would receive, and Gushen will issue to such Service Providers, certain amount of shares (the “Granted Shares”) of Gushen’s common stock (the “Common Stock”) based on the calculation as provided in the Collaboration Agreement.

The foregoing summary of the Collaboration Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the Collaboration Agreements, a form of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Regional Service Provider Collaboration Agreements

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein (including the use of various defined terms). The Grant Shares are expected to be issued following the completion of the Assessment Period based on the performance by each Service Provider at the aggregated maximum amount equal to 2.196% of then issued and outstanding shares of Common Stock of the Company.

The issuance of the Grant Shares will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Restricted Stock Award Agreements

On January 18, 2022, the Company filed a Definitive Information Statement (the “Definitive Information Statement”) to the SEC in connection with, among other matters, adoption of an Equity Incentive Plan (the “EIP”) for the employees, officers, directors and consultants of the Company or its affiliates effective on the twentieth (20th) day following the date on which an Information Statement was mailed to the stockholders of the Company (the “Effective Date”). Simultaneously on the same day, a copy of the Definitive Information Statement was mailed to all shareholders of the Company.

On July 31, 2022, the Board approved the issuance of an aggregate of 42,061,876 shares of the Company’s common stock to certain employees (the “Participants”) of Zhuoxun Beijing as restricted stock under Section 6(c) the EIP (the “Restricted Stock”) pursuant to a certain stock award agreement (collectively the “Award Agreements”, each an “Award Agreement”) with each of the Participants. A form of the Award Agreements is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Pursuant to the terms of the EIP and each Award Agreement, the Company will issue 14,301,038, 13,880,419, and 13,880,419 shares of Restricted Stock to Hao Wang, Brand Promotion Specialist, Bolei Liu, Marketing Service Specialist, and Deqiang Wen, Research & Development Manager, respectively which shall be vested on October 31, 2022, subject to participant’s continued employment with Zhuoxun Beijing until such time and other terms and conditions set forth therein.

The issuance of shares of the Restricted Stock will be made pursuant to the exemption from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	English Translation of Form Regional Service Provider Collaboration Agreement dated July 31, 2022
10.2	Form of Restricted Stock Award Agreement dated July 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gushen, Inc.

Date: August 3, 2022	By:	/s/ Yulong Yi
	Name:	Yulong Yi
	Title:	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Chairman

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